Exhibit 10.6

FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

As of May 24, 2001

To Each of the Purchasers

Named in the Supplemental

Purchaser Schedule Attached Hereto

Ladies and Gentlemen:

Reference is made to that certain Note Purchase Agreement dated as of August 10, 2000 between the Company and each of the Initial Purchasers named in the Initial Purchaser Schedule attached thereto (the “Agreement”). Terms used but not defined herein shall have the respective meanings set forth in the Agreement.

As contemplated in Section 2B of the Agreement, the Company agrees with you as follows:

A. Subsequent Series of Notes. The Company will create Subsequent Series of Notes to be called the “Series G Notes”, “Series H Notes” and “Series I Notes”, respectively (collectively, the “Subsequent Notes”).

(i) Said Series G Notes will be dated the date of issue; will bear interest from such date at the rate of 7.21% per annum, payable quarterly on the 15th day of each February, May, August and November in each year (commencing August 15, 2001) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on May 15, 2008; and will be substantially in the form attached to the Agreement as Exhibit A-7 with the appropriate insertions to reflect the terms and provisions set forth above.

(ii) Said Series H Notes will be dated the date of issue; will bear interest from such date at the rate of 7.89% per annum, payable quarterly on the 15th day of each February, May, August and November in each year (commencing August 15, 2001) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on May 15, 2016; and will be substantially in the form attached to the Agreement as Exhibit A-7 with the appropriate insertions to reflect the terms and provisions set forth above.

(iii) Said Series I Notes will be dated the date of issue; will bear interest from such date at the rate of 7.99% per annum, payable quarterly on the 15th day of each February, May, August and November in each year (commencing August 15, 2001) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on May 15, 2013; and will be substantially in the form attached to the Agreement as Exhibit A-7 with the appropriate insertions to reflect the terms and provisions set forth above.

B. Purchase and Sale of Series G Notes, Series H Notes and Series I Notes. The Company hereby agrees to sell to each Supplemental Purchaser set forth on the Supplemental Purchaser Schedule attached hereto (collectively, the “Supplemental Purchasers”) and, subject to the terms and conditions in the Agreement and herein set forth, each Supplemental Purchaser agrees to purchase from the Company the aggregate principal amount of the Series G Notes, Series H Notes or Series I Notes set opposite each Supplemental Purchaser’s name in the Supplemental Purchaser Schedule at 100% of the aggregate principal amount. The sale of the Series G Notes, Series H Notes and Series I Notes shall take place at the offices of Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601 at 10:00 a.m. Chicago time, at a closing (the “Supplemental Closing”) on May 24, 2001, or such other date as shall be agreed upon by the Company and each Supplemental Purchaser. At the Supplemental Closing the Company will deliver to each Supplemental Purchaser one or more Series G Notes, Series H Notes or Series I Notes, as the case may be, registered in such Supplemental Purchaser’s name (or in the name of its nominee), evidencing the aggregate principal amount of Series G Notes, Series H Notes or Series I Notes to be purchased by said Supplemental Purchaser and in the denomination or denominations specified with respect to such Supplemental Purchaser in the Supplemental Purchaser Schedule attached hereto against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company’s account on the date of the Supplemental Closing (the “Supplemental Closing Date”) (as specified in a notice to each Supplemental Purchaser at least three Business Days prior to the Supplemental Closing Date).

C. Conditions of Supplemental Closing. The obligation of each Supplemental Purchaser to purchase and pay for the Series G Notes, Series H Notes or Series I Notes to be purchased by such purchaser hereunder on the Supplemental Closing Date is subject to the satisfaction, on or before such Supplemental Closing Date, of the conditions set forth in Section 3 of the Agreement.

D. Prepayments. The Subsequent Notes shall be subject to prepayment only (a) pursuant to the required prepayments, if any, specified in clause (x) below, and in Section 4C of the Agreement; and (b) pursuant to the optional prepayments permitted by Section 4B of the Agreement.

(x)	Required Prepayments; Maturity.

(i)	Series G Notes. Until the Series G Notes shall be paid in full, the Company shall apply to the prepayment of the Series G Notes, without premium, the designated amounts of principal set forth below (or, if less, the principal amount of the Series G Notes as shall at the time be outstanding) on May 15 in each of the years set forth below, together with interest thereon to the prepayment dates, provided, however, that if the Company shall prepay all or any portion of the Notes pursuant to Section 4B or 4C, or acquire any Series G Notes pursuant to the provisions of Section 4H, each of the principal amount payable at maturity and the principal amount of each required prepayment of the Series G Notes becoming due under this clause (x) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series G Notes is reduced as a result of such prepayment or acquisition:

PRINCIPAL AMOUNT TO BE PREPAID	YEAR OF PREPAYMENT
$5,300,000	2004
$5,300,000	2005
$5,300,000	2006
$5,300,000	2007
$5,300,000	2008

The remaining outstanding principal amount of the Series G Notes, together with all interest accrued on the Series G Notes shall become due and payable on May 15, 2008.

(ii)	Series H Notes. Until the Series H Notes shall be paid in full, the Company shall apply to the prepayment of the Series H Notes, without premium, the designated amounts of principal set forth below (or, if less, the principal amount of the Series H Notes as shall at the time be outstanding) on May 15 in each of the years set forth below, together with interest thereon to the prepayment dates, provided, however, that if the Company shall prepay all or any portion of the Notes pursuant to Section 4B or 4C, or acquire any Series H Notes pursuant to the provisions of Section 4H, each of the principal amount payable at maturity and the principal amount of each required prepayment of the Series H Notes becoming due under this clause (x) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series H Notes is reduced as a result of such prepayment or acquisition:

PRINCIPAL AMOUNT TO BE PREPAID	YEAR OF PREPAYMENT
$2,500,000	2006
$2,500,000	2007
$2,500,000	2008
$2,500,000	2009
$2,500,000	2010
$2,500,000	2011
$2,500,000	2012
$2,500,000	2013
$2,500,000	2014
$2,500,000	2015
$2,500,000	2016

The remaining outstanding principal amount of the Series H Notes, together with all interest accrued on the Series H Notes shall become due and payable on May 15, 2016.

(iii)	Series I Notes. The Series I Notes are not subject to required prepayments prior to their maturity date. The outstanding principal amount of the Series I Notes, together with all interest accrued on the Series I Notes shall become due and payable on May 15, 2013.

(y)	Optional and Contingent Prepayments. As provided in Sections 4B and 4C of the Agreement.

E. Subsequent Notes Issued under and Pursuant to Agreement. Except as specifically provided above, the Subsequent Notes shall be deemed to be issued under, to be subject to and to have the benefit of all of the terms and provisions of the Agreement as the same may from time to time be amended and supplemented in the manner provided therein.

F. Waiver and Consent regarding certain Sections of Agreement. By its purchase and acceptance of any of the Series G Notes, Series H Notes or Series I Notes, each Supplemental Purchaser shall be deemed to have consented to the acquisition by the Company of certain of the assets of Earth America Company (the “Acquisition”) for a purchase price, payable in cash and/or earn out options, in an amount not to exceed $29,000,000 and the operation by the Company of the business acquired in the Acquisition, which operation shall include, without limitation, selling (at the Company’s discretion) certain assets purchased in the Acquisition and providing financial support therefor (the activities described above referred to herein, collectively, as the “Acquisition Transactions”), and each Supplemental Purchaser shall be deemed to have (i) waived the restrictions set forth in Section 6E(v)(iii) and Section 6G of the Agreement to the extent necessary to permit the Company to make Investments from time to time in respect of the Acquisition Transactions and sell certain assets acquired in connection therewith and (ii) consented and agreed that (x) no portion of such Investments shall be counted for purposes of computing the aggregate amounts of Investments under Section 6E(v)(iii) and (y) no sales of such assets shall be counted for purposes of computing the aggregate amounts of Asset Sales under Section 6G.

The execution hereof by the Supplemental Purchasers shall constitute a contract among the Company and the Supplemental Purchasers for the uses and purposes hereinabove set forth. By their acceptance hereof, each of the Supplemental Purchasers shall also be deemed to have accepted and agreed to the terms and provisions of the Agreement, as in effect on the date hereof.

HERITAGE OPERATING, L.P.

By Heritage Holdings, Inc., General Partner

By	/s/ Larry J. Dagley
Its:	Vice President and Chief Financial Officer

SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is hereby accepted as of the date first above written.

JOHN HANCOCK LIFE INSURANCE COMPANY

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is hereby accepted as of the date first above written.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is hereby accepted as of the date first above written.

MELLON BANK, N.A., solely in its capacity as Trustee for the Bell Atlantic Master Trust (as directed by John Hancock Life Insurance Company), and not in its individual capacity

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is hereby accepted as of the date first above written.

INVESTORS PARTNER LIFE INSURANCE COMPANY

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is hereby accepted as of the date first above written.

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is hereby accepted as of the date first above written.

METROPOLITAN LIFE INSURANCE COMPANY

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is hereby accepted as of the date first above written.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is hereby accepted as of the date first above written.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is hereby accepted as of the date first above written.

C.M. LIFE INSURANCE COMPANY

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is hereby accepted as of the date first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
Name:
Title:

SUPPLEMENTAL PURCHASER SCHEDULE

Name of Purchaser	Series and Principal Amount of Notes being Purchased
JOHN HANCOCK LIFE INSURANCE COMPANY	Series	Principal Amount
(1) All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to: Fleet Boston ABA No. 011000390 Boston, Massachusetts 02110 Account of: John Hancock Life Insurance Company Private Placement Collection Account Account No. 541-55417 On Order of: Heritage Operating, L.P. PPN Number: [Insert] 7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and payable to John Hancock Life Insurance Company	H	$ $	9,250,000 2,000,000	[1]

(2)

Contemporaneous with the above wire transfer, advice setting forth:

(a) the full name, interest rate and maturity date of the Notes or other obligations;

(b) allocation of payment between principal and interest and any special payment; and

(c) name and address of Bank (or Trustee) from which wire transfer was sent shall be delivered or faxed AND mailed to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Accounting

Division, B-3

Fax: (617) 572-0628

[1]	John Hancock Life Insurance Company is requesting two (2) Series H Senior Secured Notes of $9,250,000 and $2,000,000.

(3)

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed AND mailed to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Accounting

Division, B-3

Fax: (617) 572-0628

(4)

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed AND mailed to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Bond and Corporate Finance Group, T-57

Fax: (617) 572-1605

(5)

A copy of any notices relating to change in issuer’s name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed AND mailed to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Law Division, T-30

Fax: (617) 572-9269

(6)	Tax I.D. No.: 04-1414660

(7)	All Notes are to be sent for receipt the day after the closing to: John Hancock Life Insurance Company 200 Clarendon Street., T-30 Boston, Massachusetts 02117 Attention: Amy S. Weed, Esq.

(8)	Promptly after the closing (but no later than one week thereafter), one (1) fully executed original counterpart of the Purchase Agreement (i.e. Note Purchase Agreement, Securities Purchase Agreement, Loan Agreement, Participation Agreement, etc.) is to be sent to:

John Hancock Life Insurance Company 200 Clarendon Street Boston, Massachusetts 02117 Attention: Investment Law Paralegal Unit, T-30

(9)

Promptly after the closing (but no later than 2 months thereafter) we require one (1) set of original closing documents AND five (5) sets of conformed copies of the principal operative documents are to be sent to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Law Paralegal Unit, T-30

Note: If more than one Hancock or advisory account is participating in this transaction, the requirements set forth in (9) only need to be fulfilled once (i.e., please don’t send 5 conformed copies for each participating account) except where otherwise noted.

Name of Purchaser			Series and Principal Amount of Notes being Purchased
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY			Series	Principal Amount

(1)	All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to: Fleet Boston ABA No. 011000390 Boston, Massachusetts 02110		H	$1,500,000

	Account of:	John Hancock Life Insurance Company
Private Placement Collection Account

	Account No.	541-55417

	On Order of:	Heritage Operating, L.P. PPN Number: [insert]
7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and payable to John Hancock Variable Life Insurance Company

(2)

Contemporaneous with the above wire transfer, advice setting forth:

(a) the full name, interest rate and maturity date of the Notes or other obligations;

(b) allocation of payment between principal and interest and any special payment; and

(c) name and address of Bank (or Trustee) from which wire transfer was sent shall be delivered or faxed AND mailed to:

John Hancock Variable Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Accounting

Division, B-3

Fax: (617) 572-0628

(3)

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed AND mailed to:

John Hancock Variable Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Accounting

Division B-3

Fax: (617) 572-0628

(4)

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed AND mailed to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Bond and Corporate Finance Group, T-57

Fax: (617) 572-1605

(5)

A copy of any notices relating to change in issuer’s name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed AND mailed to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Law Division, T-30

Fax: (617) 572-9269

(6)	Tax I.D. No.: 04-2664016

(7)	All Notes are to be sent for receipt the day after the closing to: John Hancock Life Insurance Company 200 Clarendon Street., T-30 Boston, Massachusetts 02117 Attn: Amy S. Weed, Esq.

(8)

Promptly after the closing (but no later than one week thereafter), one (1) fully executed original counterpart of the Purchase Agreement (i.e. Note Purchase Agreement, Securities Purchase Agreement, Loan Agreement, Participation Agreement, etc.) is to be sent to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attn: Investment Law Paralegal Unit, T-30

(9)

Promptly after the closing (but no later than 2 months thereafter) we require one (1) set of original closing documents AND five (5) sets of conformed copies of the principal operative documents are to be sent to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Law Paralegal Unit, T-30

Note: If more than one Hancock or advisory account is participating in this transaction, the requirements set forth in (9) only need to be fulfilled once (i.e., please don’t send 5 conformed copies for each participating account) except where otherwise noted.

Name of Purchaser	Series and Principal Amount of Notes being Purchased
MELLON BANK, N.A., TRUSTEE FOR THE BELL ATLANTIC MASTER TRUST	Series	Principal Amount
(1) All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:	H	$2,000,000

Boston Safe Deposit and Trust Company

ABA No. 011001234

Account No: DDA: 125261

Ref: Bell Atlantic Master Trust:

NYXF 1783332

7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and payable to Mellon Bank, N.A., as Trustee for the Bell Atlantic Master Trust

(2)

Contemporaneous with the above wire transfer, advice setting forth:

(a) the full name, interest rate and maturity date of the Notes or other obligations;

(b) allocation of payment between principal, interest and any special payment; and

(c) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed AND mailed to:

Mellon Bank, N.A.

Three Mellon Bank Center, Room 153-3610

Pittsburgh, Pennsylvania 15259-0001

Attention: Principal & Interest Unit

Fax: (412) 236-0120

(3)

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed AND mailed to:

Mellon Bank, N.A.

Three Mellon Bank Center, Room 153-3610

Pittsburgh, Pennsylvania 15259-0001

Attention: Principal & Interest Unit

Fax: (412) 236-0120

(4)

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed AND mailed to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Bond and Corporate Finance

Group, T-57

Fax: (617) 572-1605

(5)

A copy of any notices relating to change in issuer’s name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed AND mailed to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Law Division, T-30

Fax: (617) 572-9269

(6)	Tax I.D. No.: 25-1448208

(7)

All Notes are to be sent the day after the closing to:

Mellon Securities Trust Company

120 Broadway - 13th Floor Teller Window

New York, New York 10271

Attention: Robert A. Ferraro

Ref.: Bell Atlantic Master Trust

Account No. NYXF 1783332

(8)

Promptly after the closing (but no later than one week thereafter), one (1) fully executed original counterpart of the Purchase Agreement (i.e. Note Purchase Agreement, Securities Purchase Agreement, Loan Agreement, Participation Agreement, etc.) is to be sent to:

Mellon Bank, N.A.

One Mellon Bank Center, Room 151-1935

Pittsburgh, Pennsylvania 15258

Attention: Bernadette T. Rist

(9)

Promptly after closing (but no later than 2 months thereafter), one (1) set of original closing documents and four (4) sets of conformed copies of the principal operative documents are to be sent to:

Mellon Bank, N.A.

One Mellon Bank Center, Room 151-1935

Pittsburgh, Pennsylvania 15258

Attention: Bernadette T. Rist

Name of Purchaser			Series and Principal Amount of Notes being Purchased
INVESTORS PARTNER LIFE INSURANCE COMPANY			Series	Principal Amount
(1)	All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to: Fleet Boston ABA No. 011000390 Boston, Massachusetts 02110		H	$250,000
	Account of:	John Hancock Life Insurance Company Private Placement Collection Account
	Account No.:	541-55417
	On Order of:	Heritage Operating, L.P. PPN Number: [Insert}
7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and payable to Investors Partner Life Insurance Company

(2)

Contemporaneous with the above wire transfer, advice setting forth:

(a) the full name, interest rate and maturity date of the Notes or other obligations;

(b) allocation of payment between principal and interest and any special payment; and

(c) name and address of Bank (or Trustee) from which wire transfer was sent shall be delivered or faxed AND mailed to:

Investors Partner Life Insurance Company 200 Clarendon Street Boston, Massachusetts 02117 Attention: Investment Accounting Division B-3 Fax: (617) 572-0628

(3)

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed AND mailed to:

Investors Partner Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Accounting

Division, B-3

Fax: (617) 572-0628

(4)

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed AND mailed to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Bond and Corporate Finance Group, T-57

Fax: (617) 572-1605

(5)

A copy of any notices relating to change in issuer’s name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed AND mailed to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Law Division, T-30

Fax: (617) 572-9269

(6)	Tax I.D. No.: 13-3072894

(7)	All Notes are to be sent for receipt the day after the closing to: John Hancock Life Insurance Company 200 Clarendon Street., T-30 Boston, Massachusetts 02117 Attention: Amy S. Weed, Esq.

(8)

Promptly after the closing (but no later than one week thereafter), one (1) fully executed original counterpart of the Purchase Agreement (i.e. Note Purchase Agreement, Securities Purchase Agreement, Loan Agreement, Participation Agreement, etc.) is to be sent to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Law Paralegal Unit, T-30

(9)

Promptly after the closing (but no later than 2 months thereafter) we require one (1) set of original closing documents AND five (5) sets of conformed copies of the principal operative documents are to be sent to:

John Hancock Life Insurance Company

200 Clarendon Street

Boston, Massachusetts 02117

Attention: Investment Law Paralegal Unit, T-30

Note: If more than one Hancock or advisory account is participating in this transaction, the requirements set forth in (9) only need to be fulfilled once (i.e.: please don’t send 5 conformed copies for each participating account) except where otherwise noted.

Name of Purchaser		Series and Principal Amount of Notes being Purchased
GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY (nominee is SALKELD & CO.)		Series	Principal Amount
(1)	All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to: Bankers Trust Company 14 Wall Street New York, New York 10005 SWIFT Code: BKTR US 33 ABA No. 021001033 Account No. 99-911-145 FCC No: 097817 7.99% Series I Senior Secured Notes due May 15, 2013 in the aggregated principal amount of 16,000,000 and payable to General Electric Capital Assurance Company (nominee is Salkeld & Co.) On Order of: Heritage Operating, L.P. PPN Number: [Insert}	I	$4,000,000

(2)	Physical Delivery of the Notes: Bankers Trust Company 14 Wall Street, 4th Floor Mail Stop 4042, Window 61 New York, New York 10005 Account No. 097817 Attention: Lorraine Squires (212) 618-2200

(3)

All notices with respect to payments and written confirmation of each such payment to be addressed as follows:

GE Financial Assurance

Account: GECA LTC

Two Union Square

601 Union Street

Seattle, Washington 98101

Attention: Investment Accounting

Tel.: (206) 516-2871

Fax: (206) 516-4740

(4)

All other notices and communications, including original note purchase agreement, conformed copy of the note agreement, amendment requests, and financial statements, to be addressed as follows:

GE Financial Assurance

Account: GECA LTC

Two Union Square

601 Union Street

Seattle, Washington 98101

Attention: Investment Dept., Private Placements

Tel.: (206) 516-4954

Fax: (206) 516-4578

(5)	Tax I.D. No.: 91-6027719

Name of Purchaser		Series and Principal Amount of Notes being Purchased
GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY (nominee is SALKELD & CO.)		Series	Principal Amount
(1)	All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to: Bankers Trust Company 14 Wall Street New York, New York 10005 SWIFT Code: BKTR US 33 ABA No. 021001033 Account No. 99-911-145 FCC No: 097833 7.99% Series I Senior Secured Notes due May 15, 2013 in the aggregated principal amount of 16,000,000 and payable to General Electric Capital Assurance Company (nominee is Salkeld & Co.) On Order of: Heritage Operating, L.P. PPN Number: [Insert}	I	$12,000,000

(2)	Physical Delivery of the Notes: Bankers Trust Company 14 Wall Street, 4th Floor Mail Stop 4042, Window 61 New York, New York 10005 Account No. 097833 Attention: Lorraine Squires (212) 618-2200

(3)

All notices with respect to payments and written confirmation of each such payment to be addressed as follows:

GE Financial Assurance

Account: General Electric Capital Assurance Company

Two Union Square

601 Union Street

Seattle, Washington 98101

Attention: Investment Accounting

Tel.: (206) 516-2871

Fax: (206) 516-4740

(4)

All other notices and communications, including original note purchase agreement, conformed copy of the note agreement, amendment requests, and financial statements, to be addressed as follows:

GE Financial Assurance

Account: General Electric Capital Assurance Company

Two Union Square

601 Union Street

Seattle, Washington 98101

Attention: Investment Dept., Private Placements

Tel.: (206) 516-4954

Fax: (206) 516-4578

(5)	Tax I.D. No.: 91-6027719

Name of Purchaser		Series and Principal Amount of Notes being Purchased
GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY (nominee is SALKELD & CO.)		Series	Principal Amount
(1)	All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to: Bankers Trust Company 14 Wall Street New York, New York 10005 SWIFT Code: BKTR US 33 ABA No. 021001033 Account No. 99-911-145 FCC No: 097833 7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregated principal amount of 26,500,000 and payable to General Electric Capital Assurance Company (nominee is Salkeld & Co.) On Order of: Heritage Operating, L.P. PPN Number: [Insert}	G	$5,000,000

(2)	Physical Delivery of the Notes: Bankers Trust Company 14 Wall Street, 4th Floor Mail Stop 4042, Window 61 New York, New York 10005 Account No. 097833 Attention: Lorraine Squires (212) 618-2200

(3)

All notices with respect to payments and written confirmation of each such payment to be addressed as follows:

GE Financial Assurance

Account: General Electric Capital Assurance Company

Two Union Square

601 Union Street

Seattle, Washington 98101

Attention: Investment Accounting

Tel.: (206) 516-2871

Fax: (206) 516-4740

(4)

All other notices and communications, including original note purchase agreement, conformed copy of the note agreement, amendment requests, and financial statements, to be addressed as follows:

GE Financial Assurance

Account: General Electric Capital Assurance Company

Two Union Square

601 Union Street

Seattle, Washington 98101

Attention: Investment Dept., Private Placements

Tel.: (206) 516-4954

Fax: (206) 516-4578

(5)	Tax I.D. No.: 91-6027719

Name of Purchaser		Series and Principal Amount of Notes being Purchased
METROPOLITAN LIFE INSURANCE COMPANY		Series	Principal Amount
(1)	All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to: The Chase Manhattan Bank ABA No. 021000021 Acct. Name: Metropolitan Life Insurance Company Account. No. 002-2-410591 7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500, 000 as payable to Metropolitan Life Insurance Company	G	$7,500,000

(2)	Delivery of Notes after Closing: Metropolitan Life Insurance Company One Madison Avenue, Area 6H New York, New York 10010 Attention: Richard Clarke, Esq.

(3)	All notices and communications to: Metropolitan Life Insurance Company 334 Madison Avenue P.O. Box 633 Convent Station, New Jersey 07961 Attention: Private Placements Unit Fax: (973) 254-3032

(4)	Tax I.D. No.: 13-5581829

Name of Purchaser		Series and Principal Amount of Notes being Purchased
METROPOLITAN LIFE INSURANCE COMPANY		Series	Principal Amount
(1)	All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to: The Chase Manhattan Bank ABA No. 021000021 Acct. Name: Metropolitan Life Insurance Company Acct. No. 002-2-410591 7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500, 000 as payable to Metropolitan Life Insurance Company	H	$7,500,000

(2)	Delivery of Notes after Closing: Metropolitan Life Insurance Company One Madison Avenue, Area 6H New York, New York 10010 Attention: Richard Clarke, Esq.

(3)	All notices and communications to: Metropolitan Life Insurance Company 334 Madison Avenue P.O. Box 633 Convent Station, New Jersey 07961 Attention: Private Placements Unit Fax: (973) 254-3032

(4)	Tax I.D. No.: 13-5581829

Name of Purchaser	Series and Principal Amount of Notes being Purchased
CONNECTICUT GENERAL LIFE INSURANCE COMPANY	Series	Principal Amount
(1)

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

The Chase/NYC/CTR

BNF=CIGNA Private Placements/AC= 9009001802

ABA#021000021

On Order of: Heritage Operating, L.P.

PPN Number: [Insert}

7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500, 000 as payable to Cig & Co. c/o CIGNA Investments, Inc.

	G	$3,000,000[2] $3,000,000

(2)

All notices related to payments to:

Cig & Co.

c/o CIGNA Investments, Inc.

Attention: Securities Processing S-309

900 Cottage Grove Road

Hartford, CT 06152-2309

and:

Cig & Co.

c/o CIGNA Investments, Inc.

Attention: Private Securities — S307

Operations Group

900 Cottage Grove Road

Hartford, CT 06152-2307

Fax: (860) 726-7203

with a copy to:

Chase Manhattan Bank

Private Placement Servicing

P.O. Box 1508

Bowling Green Station

New York, New York 10081

Attention: CIGNA Private

Placements Fax: (212) 552-3107/1005

[2]	CIGNA is requesting three (3) Series G Senior Secured Notes of $3,000,000, $3,000,000 and $1,000,000.

(3)

All other notices and communications to:

Cig & Co.

c/o CIGNA Investments, Inc.

Attention: Private Securities Division - S-307

900 Cottage Grove Road

Hartford, Connecticut 06152-2307

Fax: (860) 726-7203

(4)	Tax I.D. No.: 13-3574027

(5)	Nominee name: Cig & Co.

Name of Purchaser		Series and Principal Amount of Notes being Purchased
CONNECTICUT GENERAL LIFE INSURANCE COMPANY on behalf of one or more separate accounts		Series	Principal Amount
(1)	All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to: The Chase/NYC/CTR BNF=CIGNA Private Placements/AC= 9009001802 ABA#021000021 On Order of: Heritage Operating, L.P. PPN Number: [Insert} 7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500,000 as payable to Cig & Co. c/o CIGNA Investments, Inc.	G	$1,000,000[3]

(2)

All notices related to payments to:

Cig & Co. c/o

CIGNA Investments, Inc.

Attention: Securities Processing S-309

900 Cottage Grove Road

Hartford, CT 06152-2309

and:

Cig & Co. c/o

CIGNA Investments, Inc.

Attention: Private Securities — S307

Operations Group

900 Cottage Grove Road

Hartford, CT 06152-2307

Fax: (860) 726-7203

with a copy to:

Chase Manhattan Bank

Private Placement Servicing

P.O. Box 1508

Bowling Green Station New York, New York 10081

Attention: CIGNA Private Placements

Fax: (212) 552-3107/1005

(3)	All other notices and communications to:

[3]	CIGNA is requesting three (3) Series G Senior Secured Notes of $3,000,000, $3,000,000 and $1,000,000.

Cig & Co. c/o CIGNA Investments, Inc. Attention: Private Securities Division - S-307 900 Cottage Grove Road Hartford, Connecticut 06152-2307 Fax: (860) 726-7203

(4)	Tax I.D. No.: 13-3574027

(5)	Nominee name: Cig & Co.

Name of Purchaser		Series and Principal Amount of Notes being Purchased
PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, PHOENIX INVESTMENT PARTNERS, LTD.		Series	Principal Amount
(1)	All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to: ABA: 021 000 021 Chase Manhattan Bank, N.A. New York, NY Account. No. 900 9000 200 Account Name: Income Processing G05689, Phoenix Home On Order of: Heritage Operating, L.P. PPN Number: [insert} 7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and payable to Phoenix Home Life Universal Portfolio c/o Phoenix Investment Partners	H	$1,500,000

(2)

All notices of such payments and other instructions and written confirmation of such wire transfer and all other notices and communications to:

Phoenix Home Life Mutual Insurance Company

c/o Phoenix Investment Partners, LTD.

56 Prospect Street

Hartford, CT 06115-0480

Attention: Private Placement Division

(3)	Tax I.D. No.: 06-0493340

Name of Purchaser		Series and Principal Amount of Notes being Purchased
PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, PHOENIX INVESTMENT PARTNERS, LTD.		Series	Principal Amount
(1)	All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to: ABA: 021 000 021 Chase Manhattan Bank, N.A. New York, NY Account. No. 900 9000 200 Account Name: Income Processing G07185, Phoenix Home On Order of: Heritage Operating, L.P. PPN Number: [insert} 7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and PHL Confederated Life Insurance Company c/o Phoenix Investment Partners	H	$1,500,000

(2)

All notices of such payments and other instructions and written confirmation of such wire transfer and all other notices and communications to:

Phoenix Home Life Mutual Insurance Company

c/o Phoenix Investment Partners, LTD.

56 Prospect Street

Hartford, CT 06115-0480

Attention: Private Placement Division

(3)	Tax I.D. No.: 06-0493340

Name of Purchaser		Series and Principal Amount of Notes being Purchased
PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, PHOENIX INVESTMENT PARTNERS, LTD.		Series	Principal Amount
(1)	All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to: ABA: 021 000 021 Chase Manhattan Bank, N.A. New York, NY Account. No. 900 9000 200 Account Name: Income Processing G05123, Phoenix Home On Order of: Heritage Operating, L.P. PPN Number: [insert} 7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and payable to Phoenix Home Life General Account/Closed Block Portfolio	H	$2,000,000

(2)

All notices of such payments and other instructions and written confirmation of such wire transfer and all other notices and communications to:

Phoenix Home Life Mutual Insurance Company

Phoenix Investment Partners, LTD.

c/o 56 Prospect Street

Hartford, CT 06115-0480

Attention: Private Placement Division

(3)	Tax I.D. No.: 06-0493340

Name of Purchaser		Series and Principal Amount of Notes being Purchased
C.M. LIFE INSURANCE COMPANY c/o MASSACHUSETTS MUTAL LIFE INSURANCE COMPANY		Series	Principal Amount
(1)

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as “Heritage Operating, L.P., 7.21% Series G Senior Secured Notes due May 15, 2008, PPN [insert], interest and principal”) to:

Citibank, N.A.

111 Wall Street

New York, NY 10043

ABA No. 021000089

For Segment 43 - Universal Life

Account No. 4068-6561

7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500,000 and payable to C.M. Life Insurance Company c/o Massachusetts Mutual Life Insurance Company

		G	$1,000,000

(2)	Telephone advice of payment to: Securities Custody and Collection Department David L. Babson & Company Phone: (413) 744-5104 or (413) 744-5718

(3)	Send notices on payments to: C.M. Life Insurance Company c/o David L. Babson & Company, Inc. 1295 State Street Springfield, MA 01111 Attention: Securities Custody and Collection Department - F381

(4)	Send all other communications and notices to: C.M. Life Insurance Company c/o David L. Babson & Company, Inc. 1295 State Street Springfield, MA 01111 Attention: Securities Investment Division

(5)	Tax I.D. No.: 06-1041383

Name of Purchaser		Series and Principal Amount of Notes being Purchased
MASSACHUSETTS MUTAL LIFE INSURANCE COMPANY		Series	Principal Amount
(1)

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as “Heritage Operating, L.P., 7.21% Series G Senior Secured Notes due May 15, 2008, PPN [insert], interest and principal”) to:

Chase Manhattan Bank, N.A.

4 Chase MetroTech Center

New York, NY 10081

ABA No. 021000021

For MassMutual IFM Non-Traditional

Account No. 910-2509073

7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500,000 and payable to Massachusetts Mutual Life Insurance Company

		G	$1,000,000

(2)	Telephone advice of payment to: Securities Custody and Collection Department David L. Babson & Company Phone: (413) 744-5104 or (413) 744-5718

(3)

Send notices on payments to:

Massachusetts Mutual Life Insurance Company

c/o David L. Babson & Company, Inc.

1295 State Street

Springfield, MA 01111

Attention: Securities Custody and Collection

Department - F381

(4)

Send all other communications and notices to:

Massachusetts Mutual Life Insurance Company

c/o David L. Babson & Company, Inc.

1295 State Street

Springfield, MA 01111

Attention: Securities Investment Division

(5)	Tax I.D. No.: 04-1590850

Name of Purchaser		Series and Principal Amount of Notes being Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY		Series	Principal Amount
(1)

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as “Heritage Operating, L.P., 7.21% Series G Senior Secured Notes due May 15, 2008, PPN [insert], interest and principal”) to:

Chase Manhattan Bank, N.A.

4 Chase MetroTech Center

New York, NY 10081

ABA No. 021000021

For MassMutual Pension Management

Account No. 910-2594018

7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500,000 and payable to Massachusetts Mutual Life Insurance Company

		G	$1,000,000

(2)	Telephone advice of payment to: Securities Custody and Collection Department David L. Babson & Company Phone: (413) 744-5104 or (413) 744-5718

(3)

Send notices on payments to:

Massachusetts Mutual Life Insurance Company

c/o David L. Babson & Company, Inc.

1295 State Street

Springfield, MA 01111

Attention: Securities Custody and Collection Department - F381

(4)

Send all other communications and notices to:

Massachusetts Mutual Life Insurance Company

c/o David L. Babson & Company, Inc.

1295 State Street

Springfield, MA 01111

Attention: Securities Investment Division

(5)	Tax I.D. No.: 04-1590850

Name of Purchaser		Series and Principal Amount of Notes being Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY		Series	Principal Amount
(1)	All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (“identifying each payment as “Heritage Operating, L.P., 7.21% Series G Senior Secured Notes due May 15, 2008, PPN [insert], interest and principal”), to: Citibank, N.A. 111 Wall Street New York, NY 10043 ABA No. 021000089 For MassMutual Long-Term Pool Account No. 4067-3488 7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26, 500,000 and payable to Massachusetts Mutual Life Insurance Company	G	$4,000,000

(2)	Telephone advice of payment to: Securities Custody and Collection Department David L. Babson & Company Phone: (413) 744-5104 or (413) 744-5718

(3)

Send notices on payments to:

Massachusetts Mutual Life Insurance Company

c/o David L. Babson & Company, Inc.

1295 State Street

Springfield, MA 01111

Attention: Securities Custody and Collection

Department - F381

(4)

Send all other communications and notices to:

Massachusetts Mutual Life Insurance Company

c/o David L. Babson & Company, Inc.

1295 State Street

Springfield, MA 01111

Attention: Securities Investment Division

(5)	Tax I.D. No.: 04-1590850

Exhibit A-7

HERITAGE OPERATING, L.P.

        % Series          Note

Due

No.	May 24, 2001

$

PPN: 42726# AP 6

HERITAGE OPERATING, L.P. a Delaware limited partnership (the “Company”) for value received, hereby promises to pay to                                         , or registered assigns, on the      day of             ,          the principal amount of             ($            ), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid at the rate of     % per annum from the date hereof until maturity, payable quarterly on the 15th day of each February, May, August and November in each year commencing on August 15, 2001, and at maturity. The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and to, the extent permitted by law, on any overdue installment of interest, payable quarterly as aforesaid (or, at the option of the holder hereof, on demand) at a rate per annum from time to time equal to the greater of (i) 9.89% or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company in New York City as its “prime rate” until paid. Both the principal hereof and interest hereon are payable at the principal office of Morgan Guaranty Trust Company of New York, in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

This Promissory Note is one of the     % Series      Notes due             ,          (the “Series          Notes”) of the Company in the aggregate principal amount of $            issued under and pursuant to the terms and provisions of the Note Purchase Agreement dated as of August 10, 2000 (the “Agreement”), entered into by the Company with the Initial Purchasers therein referred to, and a Supplemental Note Purchase Agreement dated as of May 24, 2001 entered into by the Company with the Supplemental Purchasers (as such term is defined in the Agreement) named therein. Under and pursuant to said Agreement the Company has heretofore issued Series A Notes, Series B Notes, Series C Notes, Series D Notes, Series E Notes and Series F Notes, and intends to issue simultaneously with the Series I Notes, the Series G Notes and Series H Notes in the aggregate (the “Issued Notes”) (the Issued Notes and the Series      Notes are hereinafter collectively referred to as the “Notes”). The aggregate principal amount of all notes issued under the Agreement shall not exceed $            . This Series      Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Agreement to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Agreement for a statement of such rights and benefits.

This Series      Note and the other Notes outstanding under the Agreement may be declared due prior to their expressed maturity dates, all in the events, on the terms and in the manner and amounts as provided in the Agreement.

The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Agreement, including the Supplemental Note Purchase Agreement.

This Series      Note is secured pursuant to the Security Agreement (as defined in the Agreement) and, subject to the Intercreditor Agreement (as defined in the Agreement), is entitled to the benefits thereof.

This Series      Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series      Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Series      Note shall be made only to or upon the order in writing of the registered holder.

This Series      Note shall be governed by the laws of the State of New York.

HERITAGE OPERATING, L.P.

By:

By:
Name:
Title: